STEWARD FUNDS Supplement dated January 9, 2008 To Prospectus dated August 28, 2007

The Board of Directors of the Steward Funds has approved the following changes in the Funds, to be effective on or about March 31, 2008:

1.	Steward Domestic All-Cap Equity Fund

Important Notice Regarding Change in Investment Policy

This Fund's investment policies will be revised so that the Fund will invest primarily in large cap common stocks of companies that represent a broad spectrum of the U.S. economy, with varying allocations to growth and value investment styles. The Fund's investments will generally be in securities of U.S. issuers. The Fund will be renamed "Steward Large Cap Enhanced Index Fund." Large-cap companies will be defined by the market capitalization range of a widely recognized large cap index. The Fund will seek to outperform its benchmark -- a widely recognized large cap index to be designated by the Fund's Board of Directors from time to time, which may be different from the Fund's current benchmark -- through selective allocation between growth and value style securities. The Fund's investment objective will continue to be to provide long-term capital appreciation.

The Fund's investment adviser, Capstone Asset Management Company ("CAMCO"), will employ a three-step process that combines this large cap style allocation with relative risk-controlled portfolio construction and the Fund's cultural values screening policies.

CAMCO will attempt to match the characteristics and performance of three subcomponents that represent, respectively, an appropriate large cap pure growth, large cap pure value and large cap blend benchmark.

	o	First, CAMCO will determine the percentage of the Fund's assets that will be allocated to investments in both growth and value investment styles. These allocations will vary with market conditions.

o

Second, the large cap universe will be screened in accordance with the Fund's cultural values policies, and those companies failing to meet these criteria will be removed. In selecting stocks for consideration, CAMCO will identify the pure growth and pure value style components within the investment universe.

	o	Finally, a relative risk-controlled portfolio will be constructed that will represent each targeted style allocation.

Under normal market conditions, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets , plus the amount of any borrowings for investment purposes, either directly, or through other investment companies, in securities of companies considered to be large cap. The Fund will provide shareholders with at least 60 days' prior notice of any change in this policy. (This is a change from the Fund's current investment policy, which is, under normal circumstances, to invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, in domestic equity securities.)

Although the Fund will invest primarily in securities of U.S. issuers, it may also invest in foreign securities. Investments in securities of issuers in foreign countries involve risks not associated with domestic investments. These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; and (7) less availability of information. Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than is found in developed countries. Investments in foreign securities will generally be in the form of Depositary Receipts ("DRs"), which are dollar-denominated instruments representing foreign securities that trade in various markets. If a DR is not sponsored by the issuer, these instruments may involve, relative to sponsored DRs, additional costs and delays in obtaining information and dividends.

There will also be changes in certain fees and expenses of the Fund. See "Administration Fee" and "Administrative Services Plan" below.

2.	Steward Small-Cap Equity Fund

Important Notice Regarding Change in Investment Policy

This Fund's investment policies will be revised so that the Fund will invest primarily in small- to mid-cap common stocks of companies that represent a broad spectrum of the U.S. economy, with varying allocations to growth and value investment styles. Small or mid-cap companies will be defined by the market capitalization range of a widely recognized small-to-mid cap index. The Fund will be renamed "Steward Small-Mid Cap Enhanced Index Fund."

The Fund will seek to outperform its benchmark -- a widely recognized small-to-mid cap index to be designated by the Fund's Board of Directors from time to time, which may be different from the Fund's current benchmark -- through selective allocation between growth and value style securities. . The Fund will continue to invest primarily in securities of U.S. issuers, although, as at present, it is permitted to invest in foreign securities. The Fund's investment objective will continue to be to provide long-term capital appreciation.

CAMCO will employ a three-step process that combines this small-mid cap style allocation with relative risk-controlled portfolio construction and the Fund's cultural values screening policies CAMCO will attempt to match the characteristics and performance of three subcomponents that represent, respectively, an appropriate small-mid cap pure growth, small-mid cap pure value and small-mid cap blend benchmark.

o	First, CAMCO will determine the percentage of the Fund's assets that will be allocated to investments in both growth and value investment styles. These allocations will vary with market conditions.

o

Second, the small-mid cap universe will be screened in accordance with the Fund's cultural values policies, and those companies failing to meet these criteria will be removed. In selecting stocks for consideration, CAMCO will identify the pure growth and pure value style components within the investment universe.

o	Finally, a relative risk-controlled portfolio will be constructed that represents each targeted style allocation.

Under normal market conditions, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly, or through other investment companies, in securities of companies considered to be small- and mid-cap. The Fund will provide shareholders with at least 60 days prior notice of any change to this policy. This is a change from the Fund's current investment policy, which is, under normal market conditions, to have at least 80% of its net assets (measured at the time of investment), plus the amount of any borrowings for investment purposes, invested directly, or through other investment companies, in equity securities of small-cap companies.

Investments in foreign securities will generally be in the form of Depositary Receipts ("DRs"), which are dollar-denominated instruments representing foreign securities that trade in various markets. If a DR is not sponsored by the issuer, these instruments may involve, relative to sponsored DRs, additional costs and delays in obtaining information and dividends.

In addition, this Fund's investment advisory fees will be reduced from a maximum rate of 0.50% of the Fund's average daily net assets to a maximum rate of 0.15%. The new investment advisory fee schedule will be as follows:

0.15% of the first $500 million of the Fund's average daily net assets, 0.125% of the next $500 million, and 0.10% of average daily net assets over $1 billion. There will also be changes in other fees and expenses of the Fund. See "Administration Fee" and "Administrative Services Plan" below.

3	Steward International Equity Fund

Important Notice Regarding Change in Investment Policy

This Fund's investment policies will be revised so that the Fund will invest primarily in developed and emerging market equity asset classes. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy. The Fund will be renamed "Steward International Enhanced Index Fund." As at present, the Fund's investments will continue to be primarily in Depositary Receipts representing securities of companies located or domiciled outside the United States. Under the Fund's new policies, the Fund will utilize an approach that can change the allocation between the developed and emerging market equity classes. The Fund will seek to outperform its benchmark, as designated by the Board from time to time, through selective allocation between developed and emerging market securities. The benchmark selected by the Fund's Board of Directors will represent both the international developed and emerging equity markets.

CAMCO will employ a three-step process that will combine this international equity allocation with relative risk-controlled portfolio construction and the Fund's cultural values screening policies. The Fund's investment objective will continue to be to provide capital appreciation.

Under the Fund's revised investment policies, CAMCO will attempt to match the characteristics and performance of two subcomponents that represent, respectively, an appropriate international developed market and emerging market equity benchmark.

o

First, CAMCO will determine the percentage of the Fund's assets that will be allocated to investments in both developed and emerging market asset classes. These allocations will vary with market conditions.

o

Second, the international equity universe will be screened in accordance with the Fund's cultural values policies, and those companies failing to meet these criteria will be removed. In selecting stocks for consideration, CAMCO will identify the developed and emerging market components of the universe.

	o	Finally, a relative risk-controlled portfolio will be constructed that represents each targeted asset class.

Due to the change in the Fund's name, the Fund will eliminate its current policy, which provides that, under normal market conditions, at least 80% (measured at the time of investment) of the Fund's net assets, plus the amount of any borrowings for investment purposes, will be invested, either directly or through iShares and other investment companies, (a) in securities and other instruments representing issuers throughout the world, and (b) in equity securities. Under applicable securities rules, the Fund will not be required to have such a policy.

There will also be changes in fees and expenses of the Fund. See "Administration Fee" and "Administrative Services Plan" below.

4.	Steward Select Bond Fund - There will be changes in certain fees and expenses of this Fund. See "Administration Fee" and "Administrative Services Plan" below.

5.

A new portfolio will be added to the Steward Funds, to be named Steward Global Equity Income Fund. This Fund, whose investment objective will be to provide current income along with growth of capital, will invest in U.S. and non-U.S. dividend-paying stocks that have demonstrated above-average yield and a positive trend in dividend and earnings growth. The Fund's investments will be primarily in the form of Depositary Receipts, which are U.S. dollar-denominated instruments representing securities of non-U.S. issuers that are traded in the U.S. or in non-U.S. markets.

6.

Administration Fee - The new administration fee schedule will be computed based on the Funds' aggregate average daily net assets, rather than on a Fund-by-Fund basis: The aggregate fee schedule is: 0.075% on first $500 million of the Funds' aggregate total average daily net assets, 0.05% on next $500 million and, 0.03% on complex average daily net assets over $1.0 billion. This is a change from the current administrative fee schedule which is 0.075% on the first $500 million of each Fund's average daily net assets, 0.06% on the next $500 million and 0.05% on average daily net assets in excess of 1.0 billion. This change should make it easier for the Funds to reach breakpoints for lower fee levels.

7.

Administrative Services Plan - a new fee of up to 0.10% will be added to the Individual Class shares of each Fund pursuant to a new Administrative Services Plan that will compensate the Fund's Distributor for the costs of payments to certain third-party shareholder service providers related to administration of group accounts in which certain Fund shareholders participate. This fee will be equal to 0.10% of the average daily net assets of Individual Class shares that are participating in such group accounts.

STEWARD FUNDS Supplement dated January 9, 2008 To Statement of Additional Information dated August 28, 2007

The Board of Directors of the Steward Funds has approved certain changes to the Funds, to take effect on or about March 31, 2008. These changes will alter the Steward Funds Statement of Information dated August 28, 2007 as follows:

1.

The names of the following Funds will be changed: Steward Domestic All-Cap Equity Fund will be renamed "Steward Large Cap Enhanced Index Fund"; Steward Small-Cap Equity Fund will be renamed "Steward Small-Mid Cap Enhanced Index Fund; and Steward International Equity Fund will be renamed "Steward International Enhanced Index Fund."

2.	A new Fund will be added, to be named "Steward Global Equity Income Fund."

3.

"Advisers, Money Managers and Administrator" (pages 38-39) - The investment advisory fees for Steward Small-Cap Equity Fund (to be renamed "Steward Small-Mid Cap Style Allocation Fund") will be reduced. The new fee schedule will be: 0.15% of the first $500 million of the Fund's average daily net assets, 0.125% of the next $500 million, and 0.10% of average daily net assets over $1 billion. .

4.

"Administration and Master Services Agreements" (page 44) - The schedule of fees payable to CAMCO for administrative services by each Fund will be reduced. The new fee schedule will be revised so that fees will be calculated based on the Funds' aggregate average daily net assets, rather than on a Fund-by-Fund basis. The new fee schedule will be: 0.075% on first $500 million of the Funds' aggregate total average daily net assets, 0.05% on next $500 million and, 0.03% on complex average daily net assets over $1.0 billion.

5.	"Expenses" (page 46) - This section will be revised to include "Administrative Services Plan" as an expense borne by Individual Class shares (see below).

6.	"Distributor" (page 46) - This section will be revised to add the following:

Effective on or about March 31, 2008, each Fund has also adopted an Administrative Services Plan with respect to its Individual Class shares. The Plan will compensate the Fund's Distributor for the costs of payments to certain third-party shareholder service providers related to administration of group accounts in which certain Fund shareholders participate. This fee will be equal to 0.10% of the average daily net assets of Individual Class shares that are participating in such group accounts.

For further information concerning the changes to the Funds, please see the Supplement dated January 9, 2008 to the Funds' Prospectus dated August 28, 2007.